UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 25, 2009 (September 21, 2009)

DEBUT BROADCASTING CORPORATION, INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-50762	88-0417389
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1025 16th Avenue South, Suite 102
Nashville, Tennessee	37212
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(615) 866-0530

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

The information set forth under Item 2.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On September 21, 2009, we issued a Convertible Promissory Note (the “Note”) to River Falls Financial Services, LLC., a Kentucky  investment firm  (the “Investor”), pursuant to which we issued the Note to the Investor in exchange for a line of credit with gross proceeds of  $1.5 million.  Under the Note the outstanding debt can be converted into Company common stock at a conversion rate of $0.05 per share.  The Note will earn interest at 12% per annum on the balance utilized, and be due July 31, 2010, unless fully converted earlier.  The applicable interest on the note is due monthly beginning October 1, 2009.  There is already outstanding $300,000 under the Note.  Under the Note the Investor may purchase an aggregate of 30,000,000 of our common shares at a price of $.05 per share, whether through conversion of outstanding debt, for cash, or any combination thereof.  The share purchase rights expire on July 31, 2011.

The foregoing description of the Note does not purport to be complete and is subject to and qualified in its entirety by reference to the text of the Note, a copy of which is included as Exhibit 10.1, and incorporated herein by reference.

Item 8.01  Other Events.

In connection with issuance of the Note, the Company, Steven Ludwig and Robert Marquitz entered into a Voting Agreement with Investor pursuant to which Ludwig and Marquitz agreed to vote their shares to ensure Investor designees hold two seats on our Board of Directors and that our Board of Directors will be limited to five members.  The Voting Agreement terminates on the later of the date the Note is paid in full or the date Investor no longer holds, or enjoys the right to purchase, shares carrying 40% of the voting power for the election of our Board of Directors.  A copy of the Voting Agreement is attached as Exhibit 9.01(d)ii

Item 9.01.	Financial Statements and Exhibits

(a)	Financial Statements
None.

(b)	Pro Forma Financial Statements
None.

(d)	Exhibits

	9.01(d)i	Convertible Promissory Note, dated September 21, 2009 issued by and between River Falls Financial Services, LLC and Debut Broadcasting Corporation, Inc.

	9.01(d)ii	Voting Agreement, dated September 21, 2009 issued by and between River Falls Financial Services, LLC and Debut Broadcasting Corporation, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Debut Broadcasting Corporation, Inc.

/s/ Sariah Hopkins
Sariah Hopkins
Executive Vice President, and
Chief Financial Officer

Date: September 25, 2009